UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 23, 2016

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

As part of its review of the corporate governance policies of OSI Systems, Inc. (the “Company”), the Company’s Board of Directors adopted an amended and restated Code of Ethics and Conduct (the “Code”), effective May 23, 2016. The Code is applicable to all Company employees, officers, and directors.

The Code was revised to include (i) discussion of the Company’s mission and corporate values, (ii) additional provisions which more clearly define the Company’s expectations of employees across multiple risk areas, (iii) additional information about the Company’s ethics reporting hotline, and (iv) various non-substantive stylistic changes.

The foregoing description of the Code is qualified in its entirety by reference to the full text of the Code, which is filed as exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.  The Code is also publicly available on the Company’s website at http://www.osi-systems.com.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

14.1                        OSI Systems Code of Ethics and Conduct effective May 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.

Date: May 23, 2016

	By:	/s/ Victor Sze
Victor S. Sze
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

14.1	OSI Systems Code of Ethics and Conduct effective May 23, 2016